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                                                                  EXHIBIT 10.7.3

                           ADDENDUM ONE TO SUBLEASE

     This Addendum One to Lease ("Addendum") is entered into as of ________________, 1996, by and among BANTA CORPORATION ("Sublandlord"), NETSCAPE COMMUNICATIONS, INC. ("Subtenant") and RENAULT & HANDLEY SOLAR ELLIS JOINT VENTURE ("Master Landlord"), to be part of that certain Sublease dated October ______ 1996 (the "Sublease"). between Sublandlord and Subtenant and to which Master Landlord has granted its consent. The parties agree that the Sublease shall be amended, supplemented and modified as follows:

     1. Definitions. Unless otherwise defined in this Addendum all the terms used herein shall have the meaning and definitions given them in the Sublease.

     2. Rent for Subleased Premises. Under the of section 2.2 of the Sublease, installments of Rent are due from Subtenant to Sublandlord on November 1, 1996 and December 1, 1996 in the amounts of $18,420.00 and $19,187.50, respective, however, the parties desire to amend the Sublease to defer these installments (hereinafter the "Deferred Rent"). Accordingly, the parties hereby agree that section 2.2 of the Sublease shall be modified to provide that consecutive monthly installments of Rent shall commence of January 1, 1997, continuing on or before the first day of each calendar month during the Sublease Term. The parties hereby further agree that the total Deferred Rent be paid by Subtenant to Sublandlord in equal monthly installments beginning January 1, 1997 and continuing on or before the first day of each calendar month during the Sublease Term, and that such Deferred Rent shall not be construed as "additional rent" under paragraph 26 of the Master Lease.

     3. Other Provisions. All other terms and conditions of the Sublease shall remain in force and effect, unaltered by this Addendum.

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the day and year first above written.

BANTA CORPORATION                            NETSCAPE COMMUNICATIONS, INC.

By:  /s/ [SIGNATURE ILLEGIBLE]                  By:   /s/[SIGNATURE ILLEGIBLE]
     ------------------------------                   --------------------------
      Vice President, Secretary & Gen. Counsel
Date:  October 30, 1996                         Date: 10/31/96
     ------------------------------                   --------------------------

RENAULT & HANDLEY SOLAR ELLIS
JOINT VENTURE


By: George O. McKee
   --------------------------------

Date: 11/1/96
   --------------------------------